Exhibit 23.1

                              Arthur Andersen LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report on Cartwright Communications Company included in this Form 8-K, into TESSCO Technologies Incorporated's previously filed Registration Statement on Form S-8 No. 33-87178.



/s/ Arthur Andersen LLP

August 8, 1996